EQ ADVISORS TRUSTSM

AXA/Goldman Sachs Strategic Allocation Portfolio – Class IB Shares

SUPPLEMENT DATED DECEMBER 21, 2017 TO THE SUMMARY PROSPECTUS DATED

MAY 1, 2017,

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2017, of the AXA/Goldman Sachs Strategic Allocation Portfolio, a series of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the benchmark for the AXA/Goldman Sachs Strategic Allocation Portfolio (“Portfolio”).

Information Regarding

AXA/Goldman Sachs Strategic Allocation Portfolio – Class IB Shares

The Portfolio’s customized benchmark index against which the Portfolio measures its performance, the 60% MSCI AC World (Net) Index/40% Bloomberg Barclays U.S. Intermediate Government Bond Index, is replaced with the 60% MSCI World 100% Hedged to USD Index/40% Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. AXA Equitable Funds Management Group, LLC (the “Adviser”) believes that the 60% MSCI World 100% Hedged to USD Index/40% Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index is more relevant to the Portfolio’s investment strategies. For the one-year and since inception (May 1, 2015) periods, the average annual total returns, as of December 31, 2016, for the 60% MSCI World 100% Hedged to USD Index/40% Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index were 6.12% and 2.12%, respectively.

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